UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 5

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2016

Date of reporting period:	7/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Jennison Conservative Growth Fund

ANNUAL REPORT	JULY 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Seeks long-term capital appreciation

Highlights

PRUDENTIAL JENNISON CONSERVATIVE GROWTH FUND

•

Information technology positions contributed most to return against the Fund’s benchmark, the Russell 1000® Growth Index. These positions included Facebook, Alphabet (formerly known as Google), and Tencent, China’s largest and most visited Internet service portal. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

In the consumer discretionary sector, a position in Amazon contributed to performance, as the company benefited from strong execution, long-term revenue growth, margin expansion, and development of a second meaningfully important business opportunity in cloud infrastructure.

•

The Fund’s position in Apple detracted from performance, due to a lull in the company’s major product cycles. Jennison believes the company remains an attractive investment as its fundamental strength reflects the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape as well as the financial power related to the attractive margin profile of its hardware products.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Conservative Growth Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at their July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Conservative Growth Fund

September 15, 2016

Prudential Jennison Conservative Growth Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–0.82	71.34	109.82
Class B	–1.51	65.21	95.07
Class C	–1.51	65.21	95.07
Russell 1000® Growth Index	4.35	89.32	147.72
S&P 500 Index	5.60	87.22	110.77
Lipper Large-Cap Growth Funds Average*	0.03	74.31	121.86
Lipper Large-Cap Core Funds Average*	2.39	73.03	94.66

Average Annual Total Returns (With Sales Charges) as of 6/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–7.65	9.07	6.47
Class B	–7.53	9.32	6.28
Class C	–3.97	9.49	6.28
Russell 1000 Growth Index	3.02	12.35	8.78
S&P 500 Index	3.98	12.09	7.42
Lipper Large-Cap Growth Funds Average*	–1.68	10.41	7.43
Lipper Large-Cap Core Funds Average*	0.68	10.22	6.45

Average Annual Total Returns (With Sales Charges) as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–6.28	10.12	7.08
Class B	–6.04	10.43	6.91
Class C	–2.42	10.56	6.91

*The Fund is compared to the Lipper Large Cap Growth Funds Performance universe although Lipper classifies the Fund in the Lipper Large-Cap Core Funds Performance universe. The Lipper Large-Cap Growth Funds Performance universe is utilized because the Fund’s manager believes the Funds included in this universe provide a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (Without Sales Charges) as of 7/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–0.82	11.37	7.69
Class B	–1.51	10.56	6.91
Class C	–1.51	10.56	6.91

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Conservative Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2006) and the account values at the end of the current fiscal year (July 31, 2016) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Growth Index data are measured from the closest month-end to inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Prudential Jennison Conservative Growth Fund	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5/6) 0% (Yr.7)	1% on sales made within 12 months of purchase
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000® Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Large-Cap Growth Funds Average—The Lipper Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

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Lipper Large-Cap Core Funds Average—The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/16 (%)
Alphabet, Inc. (Class A Stock), Internet Software & Services	5.3
Amazon.com, Inc., Internet & Catalog Retail	4.8
Bristol-Myers Squibb Co., Pharmaceuticals	3.8
Visa, Inc. (Class A Stock), IT Services	3.6
Facebook, Inc. (Class A Stock), Internet Software & Services	3.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/16 (%)
Internet Software & Services	11.4
Pharmaceuticals	6.9
IT Services	6.3
Internet & Catalog Retail	6.2
Capital Markets	5.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Conservative Growth Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Conservative Growth Fund’s Class A shares returned -0.82% in the 12 months ended July 31, 2016. In the same period, the Russell 1000® Growth Index (the Index) advanced 4.35%, the S&P 500 Index gained 5.60%, and the Lipper Large-Cap Growth Funds Average returned 0.03%.

What was the market environment?

•

Numerous factors contributed to market volatility including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on the industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; and “Brexit”—the United Kingdom’s vote to leave the European Union.

•

Investor risk aversion in this volatile global market environment largely deflected focus from company fundamentals over the period. Low-volatility/high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies facing headwinds.

What worked?

•	Information technology positions contributed most to return.

•

Facebook rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Jennison believes that as the Internet-based social platform solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped growth drivers include Instagram, WhatsApp, Messenger, Oculus, and Atlas. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

Alphabet’s gross revenue growth accelerated, margins expanded, cash flow increased, and capital expenditures decreased. Jennison continues to believe the company’s technological lead and dominant position in Internet search is a unique strength that has enabled Alphabet (formerly known as Google) to monetize search traffic at a meaningfully higher rate than its competitors. Jennison likes its solid competitive position, strong advertising revenue, and YouTube monetization opportunities.

•

Tencent, China’s largest and most visited Internet service portal, continued to perform well fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

•	In consumer discretionary:

•

Amazon benefited from strong execution, long-term revenue growth, margin expansion, and development of a second meaningfully important business opportunity in cloud infrastructure. The company continues to invest to drive unit

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growth in its core retail business and through the proliferation of digital commerce via the mobile market.

What didn’t work?

•	In information technology:

•

Apple fell on a lull in major product cycles. Jennison believes the company remains an attractive investment as its fundamental strength reflects the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape as well as the financial power related to the attractive margin profile of its hardware products.

•	The decline in global online professional network LinkedIn reflected signs of significant deceleration in recent high growth rates. The Fund eliminated the position.

•	In health care:

•

Shire was hurt by regulatory changes that threatened to remove many of the tax benefits of mergers between US and offshore companies. The stock’s volatility also reflected uncertainty about the outcome of the company’s bid for Baxalta, which makes drugs for rare bleeding disorders and immune deficiencies (the merger closed in June). Shire has been transforming itself into a leading orphan disease company with a strong product pipeline and business development and acquisition opportunities.

•	In consumer discretionary:

•

On-demand streaming media network Netflix declined on a slowdown in subscriber growth. Jennison believes the slowdown is temporary and that the company’s long-term competitive positioning has been strengthened by exclusive deals and original content, pricing power, international expansion, and scale advantage, which enables Netflix to fund content costs with a global subscriber base.

The percentage figures shown in the tables identify each security’s positive and negative contribution to the Fund’s return:

Top Contributors (%)		Top Detractors (%)
Amazon.com	1.46	Citigroup	–0.94
Facebook	0.93	HollyFrontier	–0.91
Alphabet	0.90	Ameriprise Financial	–0.66
Tyson Foods	0.56	Apple	–0.51
Tencent Holdings	0.50	Shire	–0.51

Prudential Jennison Conservative Growth Fund	9

Strategy and Performance Overview (continued)

Current outlook

•

Understanding and assessing the longer-term implications of macroeconomic events that cause near-term uncertainty, and investing rationally for the long term in light of their full effect, is challenging, especially when many investors are focused on generating returns over very short time frames.

•

Jennison believes that short-term equity price volatility often obscures longer-term opportunities. With growth currently scarce in many sectors and businesses, Jennison believes companies that can generate longer-term, sustainable above-average growth become increasingly attractive.

•

By identifying these companies through its disciplined, research-intensive approach, Jennison believes it has constructed a portfolio that is positioned to generate above-average returns over the longer term.

•

Given that the fundamental performances of most companies in the Fund continue to meet or exceed expectations, Jennison expects that the market will, as it has historically, value them appropriately over the long term.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2016, at the beginning of the period, and held through the six-month period ended July 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Jennison Conservative Growth Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Conservative Growth Fund		Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Annualized Expense Ratio	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,101.90	1.29%	$6.74
	Hypothetical	$1,000.00	$1,018.45	1.29%	$6.47
Class B	Actual	$1,000.00	$1,098.40	2.04%	$10.64
	Hypothetical	$1,000.00	$1,014.72	2.04%	$10.22
Class C	Actual	$1,000.00	$1,098.40	2.04%	$10.64
	Hypothetical	$1,000.00	$1,014.72	2.04%	$10.22

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Fund’s annual expense ratios for the 12-month period ended July 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.33	1.28
B	2.03	2.03
C	2.03	2.03

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of July 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.9%

COMMON STOCKS 98.0%

Aerospace & Defense 1.8%
Boeing Co. (The)	1,825	$243,929
General Dynamics Corp.	19,121	2,808,684
Honeywell International, Inc.	8,112	943,669

		3,996,282

Banks 4.8%
Bank of America Corp.	118,431	1,716,065
Citizens Financial Group, Inc.	160,041	3,573,716
JPMorgan Chase & Co.	42,093	2,692,689
Wells Fargo & Co.	53,047	2,544,665

		10,527,135

Beverages 2.9%
Coca-Cola Co. (The)	69,699	3,040,968
Monster Beverage Corp.*	159	25,540
PepsiCo, Inc.	29,772	3,242,766

		6,309,274

Biotechnology 2.2%
Celgene Corp.*	13,654	1,531,842
Shire PLC, ADR	16,981	3,296,352

		4,828,194

Capital Markets 5.5%
Invesco Ltd.	124,154	3,622,814
Morgan Stanley	170,926	4,910,704
TD Ameritrade Holding Corp.	112,395	3,412,312

		11,945,830

Commercial Services & Supplies 1.4%
Waste Management, Inc.	47,312	3,128,269

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc. (Class B Stock)*	21,554	3,109,596

Diversified Telecommunication Services 1.4%
Verizon Communications, Inc.	55,928	3,098,971

Electronic Equipment, Instruments & Components 0.3%
Fitbit, Inc. (Class A Stock)*(a)	52,274	714,063

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	13

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services 2.0%
Schlumberger Ltd.	54,068	$4,353,555

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	6,909	1,155,323
Kroger Co. (The)	47,974	1,640,231

		2,795,554

Food Products 1.7%
Mead Johnson Nutrition Co.	34,834	3,107,193
Pilgrim’s Pride Corp.	4,523	105,159
Tyson Foods, Inc. (Class A Stock)	5,703	419,741

		3,632,093

Health Care Equipment & Supplies 2.6%
Baxter International, Inc.	44,237	2,124,261
Danaher Corp.	27,065	2,204,173
Stryker Corp.	10,857	1,262,452

		5,590,886

Health Care Providers & Services 3.8%
Aetna, Inc.	14,157	1,631,028
Anthem, Inc.	23,884	3,136,924
Express Scripts Holding Co.*	39,324	2,991,377
UnitedHealth Group, Inc.	4,243	607,598

		8,366,927

Hotels, Restaurants & Leisure 2.8%
Chipotle Mexican Grill, Inc.*	7,983	3,384,712
Marriott International, Inc. (Class A Stock)(a)	8,418	603,571
McDonald’s Corp.	15,258	1,795,104
Starbucks Corp.	6,887	399,790

		6,183,177

Industrial Conglomerates 2.0%
General Electric Co.	141,517	4,406,839

Insurance 1.1%
Aon PLC	3,322	355,687
XL Group Ltd. (Ireland)	56,281	1,947,885

		2,303,572

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Internet & Catalog Retail 6.2%
Amazon.com, Inc.*	13,873	$10,526,971
Netflix, Inc.*	10,881	992,891
Priceline Group, Inc. (The)*	1,453	1,962,727

		13,482,589

Internet Software & Services 11.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	32,372	2,670,042
Alphabet, Inc. (Class A Stock)*	14,759	11,679,387
Facebook, Inc. (Class A Stock)*	53,973	6,689,414
Tencent Holdings Ltd. (China), ADR	157,014	3,799,739

		24,838,582

IT Services 6.3%
International Business Machines Corp.	13,430	2,157,127
MasterCard, Inc. (Class A Stock)	39,101	3,723,979
Visa, Inc. (Class A Stock)	101,205	7,899,050

		13,780,156

Machinery 1.1%
Stanley Black & Decker, Inc.	19,860	2,416,962

Media 3.2%
Time Warner, Inc.	73,083	5,601,812
Tribune Media Co. (Class A Stock)	21,929	812,470
Walt Disney Co. (The)	6,811	653,515

		7,067,797

Multi-Utilities 1.4%
Dominion Resources, Inc.	40,391	3,151,306

Multiline Retail 1.6%
Target Corp.	44,894	3,381,865

Oil, Gas & Consumable Fuels 5.3%
Apache Corp.	4,353	228,533
Chevron Corp.	21,740	2,227,915
Concho Resources, Inc.*	9,501	1,180,024
Exxon Mobil Corp.	47,589	4,233,042
Williams Cos., Inc. (The)	152,958	3,666,403

		11,535,917

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	15

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 6.9%
Allergan PLC*	4,536	$1,147,381
Bristol-Myers Squibb Co.	109,957	8,225,883
Johnson & Johnson	25,928	3,246,963
Novo Nordisk A/S (Denmark), ADR	42,381	2,414,446

		15,034,673

Real Estate Investment Trusts (REITs) 3.2%
American Tower Corp.	161	18,639
Federal Realty Investment Trust	18,976	3,220,227
Omega Healthcare Investors, Inc.	92,494	3,191,043
Tanger Factory Outlet Centers, Inc.	15,891	663,291

		7,093,200

Semiconductors & Semiconductor Equipment 1.5%
Intel Corp.	96,025	3,347,432

Software 3.3%
Adobe Systems, Inc.*	21,061	2,061,029
Microsoft Corp.	39,861	2,259,322
Red Hat, Inc.*	4,467	336,320
salesforce.com, inc.*	25,756	2,106,841
VMware, Inc. (Class A Stock)*(a)	5,698	415,840

		7,179,352

Specialty Retail 2.4%
Home Depot, Inc. (The)	2,783	384,722
Industria de Diseno Textil SA (Spain), ADR	184,983	3,194,656
O’Reilly Automotive, Inc.*	5,289	1,537,142
TJX Cos., Inc. (The)	1,286	105,092

		5,221,612

Technology Hardware, Storage & Peripherals 2.7%
Apple, Inc.	56,904	5,929,966

Textiles, Apparel & Luxury Goods 1.2%
adidas AG (Germany), ADR	14,785	1,211,557
NIKE, Inc. (Class B Stock)	24,389	1,353,589

		2,565,146

Tobacco 1.2%
Altria Group, Inc.	24,961	1,689,860
Reynolds American, Inc.	20,374	1,019,922

		2,709,782

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.1%
T-Mobile U.S., Inc.*	4,515	$209,225

TOTAL COMMON STOCKS (cost $171,689,352)		214,235,779

EXCHANGE TRADED FUND 1.9%
Utilities Select Sector SPDR Fund(a) (cost $4,260,144)	80,698	4,205,980

TOTAL LONG-TERM INVESTMENTS (cost $175,949,496)		218,441,759

SHORT-TERM INVESTMENT 4.4%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $9,612,371; includes $8,761,744 of cash collateral for securities on loan)(Note 3)(b)(c)	9,612,371	9,612,371

TOTAL INVESTMENTS 104.3% (cost $185,561,867)(Note 5)		228,054,130
Liabilities in excess of other assets (4.3)%		(9,301,827)

NET ASSETS 100.0%		$218,752,303

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

SPDR—Standard & Poor’s Depository Receipts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,576,861; cash collateral of $8,761,744 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	17

Portfolio of Investments (continued)

as of July 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$3,996,282	$—	$—
Banks	10,527,135	—	—
Beverages	6,309,274	—	—
Biotechnology	4,828,194	—	—
Capital Markets	11,945,830	—	—
Commercial Services & Supplies	3,128,269	—	—
Diversified Financial Services	3,109,596	—	—
Diversified Telecommunication Services	3,098,971	—	—
Electronic Equipment, Instruments & Components	714,063	—	—
Energy Equipment & Services	4,353,555	—	—
Food & Staples Retailing	2,795,554	—	—
Food Products	3,632,093	—	—
Health Care Equipment & Supplies	5,590,886	—	—
Health Care Providers & Services	8,366,927	—	—
Hotels, Restaurants & Leisure	6,183,177	—	—
Industrial Conglomerates	4,406,839	—	—
Insurance	2,303,572	—	—
Internet & Catalog Retail	13,482,589	—	—
Internet Software & Services	24,838,582	—	—
IT Services	13,780,156	—	—
Machinery	2,416,962	—	—
Media	7,067,797	—	—
Multi-Utilities	3,151,306	—	—
Multiline Retail	3,381,865	—	—
Oil, Gas & Consumable Fuels	11,535,917	—	—
Pharmaceuticals	15,034,673	—	—
Real Estate Investment Trusts (REITs)	7,093,200	—	—
Semiconductors & Semiconductor Equipment	3,347,432	—	—
Software	7,179,352	—	—
Specialty Retail	5,221,612	—	—

See Notes to Financial Statements.

18

	Level 1	Level 2	Level 3
Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$5,929,966	$—	$—
Textiles, Apparel & Luxury Goods	2,565,146	—	—
Tobacco	2,709,782	—	—
Wireless Telecommunication Services	209,225	—	—
Exchange Traded Fund	4,205,980	—	—
Affiliated Mutual Fund	9,612,371	—	—

Total	$228,054,130	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2016 were as follows (unaudited):

Internet Software & Services	11.4%
Pharmaceuticals	6.9
IT Services	6.3
Internet & Catalog Retail	6.2
Capital Markets	5.5
Oil, Gas & Consumable Fuels	5.3
Banks	4.8
Affiliated Mutual Fund (including 4.0% of collateral for securities on loan)	4.4
Health Care Providers & Services	3.8
Software	3.3
Real Estate Investment Trusts (REITs)	3.2
Media	3.2
Beverages	2.9
Hotels, Restaurants & Leisure	2.8
Technology Hardware, Storage & Peripherals	2.7
Health Care Equipment & Supplies	2.6
Specialty Retail	2.4
Biotechnology	2.2
Industrial Conglomerates	2.0
Energy Equipment & Services	2.0
Exchange Traded Fund	1.9%
Aerospace & Defense	1.8
Food Products	1.7
Multiline Retail	1.6
Semiconductors & Semiconductor Equipment	1.5
Multi-Utilities	1.4
Commercial Services & Supplies	1.4
Diversified Financial Services	1.4
Diversified Telecommunication Services	1.4
Food & Staples Retailing	1.3
Tobacco	1.2
Textiles, Apparel & Luxury Goods	1.2
Machinery	1.1
Insurance	1.1
Electronic Equipment, Instruments & Components	0.3
Wireless Telecommunication Services	0.1

104.3
Liabilities in excess of other assets	(4.3)

100.0%

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	19

Statement of Assets & Liabilities

as of July 31, 2016

Assets
Investments at value, including securities on loan of $8,576,861:
Unaffiliated investments (cost $175,949,496)	$218,441,759
Affiliated investments (cost $9,612,371)	9,612,371
Dividends and interest receivable	228,718
Tax reclaim receivable	17,290
Receivable for Fund shares sold	3,374

Total Assets	228,303,512

Liabilities
Payable to broker for collateral for securities on loan	8,761,744
Payable for Fund shares reacquired	386,957
Accrued expenses and other liabilities	160,453
Management fee payable	128,075
Distribution fee payable	78,204
Affiliated transfer agent fee payable	35,300
Deferred trustees’ fees	476

Total Liabilities	9,551,209

Net Assets	$218,752,303

Net assets were comprised of:
Shares of beneficial interest, at par	$20,595
Paid-in capital in excess of par	177,848,635

177,869,230
Undistributed net investment income	749,393
Accumulated net realized loss on investment transactions	(2,358,583)
Net unrealized appreciation on investments	42,492,263

Net assets, July 31, 2016	$218,752,303

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($166,996,685 ÷ 15,138,957 shares of beneficial interest issued and outstanding)	$11.03
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price to public	$11.67

Class B
Net asset value, offering price and redemption price per share ($2,898,009 ÷ 305,532 shares of beneficial interest issued and outstanding)	$9.49

Class C
Net asset value, offering price and redemption price per share ($48,857,609 ÷ 5,150,022 shares of beneficial interest issued and outstanding)	$9.49

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	21

Statement of Operations

Year Ended July 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $24,449)	$3,914,800
Income from securities lending, net (including affiliated: $35,362)	37,283
Affiliated dividend income	7,393

Total income	3,959,476

Expenses
Management fee	1,541,312
Distribution fee—Class A	502,567
Distribution fee—Class B	33,755
Distribution fee—Class C	492,903
Transfer agent’s fees and expenses (including affiliated expense of $179,000)	500,000
Custodian and accounting fees	59,000
Registration fees	47,000
Shareholders’ reports	42,000
Audit fee	22,000
Legal fees and expenses	22,000
Trustees’ fees	13,000
Insurance expenses	3,000
Loan interest expense	27
Miscellaneous	14,566

Total expenses	3,293,130
Less: Distribution fee waiver—Class A	(83,763)

Net expenses	3,209,367

Net investment income (loss)	750,109

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	(1,953,787)
Net change in unrealized appreciation (depreciation) on investments	(2,661,600)

Net gain (loss) on investment transactions	(4,615,387)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,865,278)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended July 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$750,109	$695,212
Net realized gain (loss) on investment transactions	(1,953,787)	20,291,292
Net change in unrealized appreciation (depreciation) on investments	(2,661,600)	5,651,857

Net increase (decrease) in net assets resulting from operations	(3,865,278)	26,638,361

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(533,907)	(525,523)

Distributions from net realized gains
Class A	(12,297,965)	(15,995,502)
Class B	(285,598)	(491,252)
Class C	(4,135,309)	(5,722,598)

	(16,718,872)	(22,209,352)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	7,030,841	10,657,979
Net asset value of shares issued in reinvestment of dividends and distributions	17,000,403	22,321,741
Cost of shares reacquired	(30,515,992)	(27,454,459)

Net increase (decrease) in net assets from Fund share transactions	(6,484,748)	5,525,261

Total increase (decrease)	(27,602,805)	9,428,747

Net Assets:
Beginning of year	246,355,108	236,926,361

End of year(a)	$218,752,303	$246,355,108

(a) Includes undistributed net investment income of:	$749,393	$527,817

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 5 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”), which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Prudential Jennison Conservative Growth Fund and Prudential Jennison Rising Dividend Fund. These financial statements relate to Prudential Jennison Conservative Growth Fund (the “Fund”). The financial statements of the other fund are not presented herein.

The Fund’s investment objective is long-term capital appreciation.

1. Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Fund consistently follow such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

24

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which can be applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure of the probability of a relationship between a given equity security and the factors used in the models. If the confidence level is not met or the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

Prudential Jennison Conservative Growth Fund	25

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on

26

investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions are disclosed by the REITs.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities

Prudential Jennison Conservative Growth Fund	27

Notes to Financial Statements (continued)

loaned. Collateral pledged by each borrower is invested in a highly liquid ultra short-term bond fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalents thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income annually and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

28

2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets on the first $500 million, ..65% of the average daily net assets on the next $500 million and .60% of the average daily net assets in excess of $1 billion. The effective management fee rate was .70% for the year ended July 31, 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS, as applicable, for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through November 30, 2017.

PIMS has advised the Fund that it received $84,951 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2016 that it received $4,464 and $1,594 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees

Prudential Jennison Conservative Growth Fund	29

Notes to Financial Statements (continued)

and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period August 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $2,499 for these services. At the June 2016 meeting, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $2,984. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding government securities and short-term issues) for the year ended July 31, 2016, were $542,738,683 and $564,283,180, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of

30

par. For the year ended July 31, 2016, the adjustments were to increase undistributed net investment income by $5,374, increase accumulated net realized loss on investment transactions by $10,331 and increase paid-in capital in excess of par by $4,957 due to reclassification of distributions and other book to tax differences. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended July 31, 2016, the tax character of distributions paid were $6,191,268 from ordinary income and $11,061,511 from long-term capital gains. For the year ended July 31, 2015, the tax character of distributions paid were $6,318,494 from ordinary income and $16,416,381 from long-term capital gains.

As of July 31, 2016, the accumulated undistributed earnings on a tax basis was $749,869 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$186,732,721	$43,351,301	$(2,029,892)	$41,321,409

The book basis differs from tax basis primarily due to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2016 of approximately $1,188,000 which can be carried forward for an unlimited period. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B and Class C shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which

Prudential Jennison Conservative Growth Fund	31

Notes to Financial Statements (continued)

declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales of shares purchased during the first 12 months.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

As of July 31, 2016, three shareholders of record held 25% of Portfolio outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2016:
Shares sold	465,449	$5,046,604
Shares issued in reinvestment of dividends and distributions	1,191,030	12,684,475
Shares reacquired	(2,161,419)	(23,099,934)

Net increase (decrease) in shares outstanding before conversion	(504,940)	(5,368,855)
Shares issued upon conversion from other share class(es)	91,159	979,851

Net increase (decrease) in shares outstanding	(413,781)	$(4,389,004)

Year ended July 31, 2015:
Shares sold	714,969	$8,347,424
Shares issued in reinvestment of dividends and distributions	1,431,264	16,287,783
Shares reacquired	(1,756,463)	(20,705,364)

Net increase (decrease) in shares outstanding before conversion	389,770	3,929,843
Shares issued upon conversion from other share class(es)	269,005	3,201,400

Net increase (decrease) in shares outstanding	658,775	$7,131,243

Class B
Year ended July 31, 2016:
Shares sold	22,728	$217,564
Shares issued in reinvestment of dividends and distributions	30,060	276,556
Shares reacquired	(44,961)	(418,097)

Net increase (decrease) in shares outstanding before conversion	7,827	76,023
Shares reacquired upon conversion into other share class(es)	(102,832)	(956,703)

Net increase (decrease) in shares outstanding	(95,005)	$(880,680)

Year ended July 31, 2015:
Shares sold	23,813	$247,228
Shares issued in reinvestment of dividends and distributions	47,745	476,976
Shares reacquired	(55,273)	(575,665)

Net increase (decrease) in shares outstanding before conversion	16,285	148,539
Shares reacquired upon conversion into other share class(es)	(105,451)	(1,092,262)

Net increase (decrease) in shares outstanding	(89,166)	$(943,723)

32

Class C	Shares	Amount
Year ended July 31, 2016:
Shares sold	187,630	$1,766,673
Shares issued in reinvestment of dividends and distributions	439,062	4,039,372
Shares reacquired	(753,835)	(6,997,961)

Net increase (decrease) in shares outstanding before conversion	(127,143)	(1,191,916)
Shares reacquired upon conversion into other share class(es)	(2,453)	(23,148)

Net increase (decrease) in shares outstanding	(129,596)	$(1,215,064)

Year ended July 31, 2015:
Shares sold	197,783	$2,063,327
Shares issued in reinvestment of dividends and distributions	556,254	5,556,982
Shares reacquired	(596,239)	(6,173,430)

Net increase (decrease) in shares outstanding before conversion	157,798	1,446,879
Shares reacquired upon conversion into other share class(es)	(201,779)	(2,109,138)

Net increase (decrease) in shares outstanding	(43,981)	$(662,259)

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended July 31, 2016. The average daily balance for the 5 days that the Fund had loans outstanding during the period was $134,000, borrowed at a weighted average interest rate of 1.44%. The maximum loan balance outstanding during the period was $134,000. At July 31, 2016, the Fund did not have an outstanding loan balance.

8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Prudential Jennison Conservative Growth Fund	33

Financial Highlights

Class A Shares
	Year Ended July 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.01	$11.81	$10.46	$8.38	$8.02
Income (loss) from investment operations:
Net investment income (loss)	.06	.06	.04	.05	.04
Net realized and unrealized gain (loss) on investments	(.19)	1.28	1.78	2.07	.32
Total from investment operations	(.13)	1.34	1.82	2.12	.36
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.04)	(.02)	(.04)	-	(d)
Distributions from net realized gains	(.82)	(1.10)	(.45)	-	-
Total dividends and distributions	(.85)	(1.14)	(.47)	(.04)	-
Net asset value, end of year	$11.03	$12.01	$11.81	$10.46	$8.38
Total Return(b):	(.82)%	11.84%	17.78%	25.45%	4.54%

Ratios/Supplemental Data:
Net assets, end of year (000)	$166,997	$186,770	$175,928	$158,694	$114,610
Average net assets (000)	$167,524	$181,444	$169,539	$143,264	$112,806
Ratios to average net assets(c):
Expenses after waiver and/or expense reimbursement	1.28%	1.24%	1.26%	1.35%	1.45%
Expenses before waiver and/or expense reimbursement	1.33%	1.29%	1.31%	1.40%	1.50%
Net investment income (loss)	.52%	.47%	.36%	.54%	.47%
Portfolio turnover rate	246%	295%	234%	148%	208%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

34

Class B Shares
	Year Ended July 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.49	$10.49	$9.38	$7.53	$7.26
Income (loss) from investment operations:
Net investment income (loss)	(.02)	(.03)	(.04)	(.02)	(.02)
Net realized and unrealized gain (loss) on investments	(.16)	1.13	1.60	1.87	.29
Total from investment operations	(.18)	1.10	1.56	1.85	.27
Less Dividends and Distributions:
Distributions from net realized gains	(.82)	(1.10)	(.45)	-	-
Net asset value, end of year	$9.49	$10.49	$10.49	$9.38	$7.53
Total Return(b):	(1.51)%	11.01%	16.96%	24.57%	3.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,898	$4,200	$5,138	$5,244	$5,193
Average net assets (000)	$3,375	$4,801	$5,457	$5,169	$5,815
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.03%	1.99%	2.01%	2.11%	2.20%
Expenses before waivers and/or expense reimbursement	2.03%	1.99%	2.01%	2.11%	2.20%
Net investment income (loss)	(.21)%	(.25)%	(.38)%	(.19)%	(.28)%
Portfolio turnover rate	246%	295%	234%	148%	208%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	35

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.49	$10.49	$9.38	$7.53	$7.26
Income (loss) from investment operations:
Net investment income (loss)	(.02)	(.03)	(.04)	(.02)	(.02)
Net realized and unrealized gain (loss) on investments	(.16)	1.13	1.60	1.87	.29
Total from investment operations	(.18)	1.10	1.56	1.85	.27
Less Dividends and Distributions:
Distributions from net realized gains	(.82)	(1.10)	(.45)	-	-
Net asset value, end of year	$9.49	$10.49	$10.49	$9.38	$7.53
Total Return(b):	(1.51)%	11.01%	16.96%	24.57%	3.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$48,858	$55,384	$55,860	$52,005	$46,232
Average net assets (000)	$49,288	$56,581	$55,220	$48,375	$49,057
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.03%	1.99%	2.01%	2.10%	2.20%
Expenses before waivers and/or expense reimbursement	2.03%	1.99%	2.01%	2.10%	2.20%
Net investment income (loss)	(.23)%	(.27)%	(.39)%	(.21)%	(.28)%
Portfolio turnover rate	246%	295%	234%	148%	208%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

36

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 5 - Prudential Jennison Conservative Growth Fund:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Conservative Growth Fund, a series of Prudential Investment Portfolios 5 (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2016

Prudential Jennison Conservative Growth Fund	37

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2016, the Fund reported the maximum amount allowed per share but not less than $0.54 per share for Class A, B and C shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2016, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Conservative Growth Fund	49.09%	48.11%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2016.

38

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Conservative Growth Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Conservative Growth Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Conservative Growth Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison Conservative Growth Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Jennison Conservative Growth Fund is a series of Prudential Investment Portfolios 5.

Prudential Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2015 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe)1 and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

[1]	The Fund was reclassified in mid-2016 into the Lipper Large-Cap Core Funds Performance Universe.

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Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•

The Board noted that the Fund’s performance against its benchmark index and Peer Universe had improved in the first quarter of 2016 and that it ranked in the 29th percentile of its Peer Universe as of April 2016, though the Fund underperformed its benchmark over the other periods.

•

The Board considered PI’s assertion that because the Fund is conservatively managed, it should outperform its peers in periods when value stocks outperform, as was the case in the first quarter of 2016.

•

The Board further noted that, since Jennison became subadviser of the Fund in October 2005, the Fund’s Class A shares have outperformed its Peer Universe over rolling 5-year time periods, ranking in the 1st quartile in 37% of those periods and in the 2nd quartile in 40% of those periods.

•

The Board noted information provided by PI indicating that the Fund’s net total expense ratio was within six basis points of the median of all funds in the Peer Group and that its actual management fee was within less than one basis point of the median of all funds in the Peer Group.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Conservative Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Conservative Growth Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON CONSERVATIVE GROWTH FUND

SHARE CLASS	A	B	C
NASDAQ	TBDAX	TBDBX	TBDCX
CUSIP	74440V104	74440V203	74440V302

MF503E    0296564-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Jennison Rising Dividend Fund

ANNUAL REPORT	JULY 31, 2016

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Objective: Capital appreciation and income

Highlights

PRUDENTIAL JENNISON RISING DIVIDEND FUND

•

Stock selection in the oil & gas exploration & production segment, a subindustry of the energy sector, contributed the most to relative return against the S&P 500 Index, while the remaining subindustries within the collective energy sector detracted from the Fund’s overall relative performance. Particularly, an underweight in ConocoPhillips and an overweight in Hess Corporation helped relative performance. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

Allocations to biotechnology and the tobacco industries also helped. Additionally on a relative basis, both stock selection and allocations to the health care sector positively contributed to relative performance during the period. The positions included an underweight in biotechnology and health care providers & services.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Rising Dividend Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at their July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Rising Dividend Fund

September 15, 2016

Prudential Jennison Rising Dividend Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/16
	One Year (%)	Since Inception (%)
Class A	1.70	16.95 (3/5/14)
Class C	0.85	14.89 (3/5/14)
Class Z	1.95	17.71 (3/5/14)
S&P 500 Index	5.60	22.89
Lipper Equity Income Funds Average	5.20	15.26

Average Annual Total Returns (With Sales Charges) as of 6/30/16
	One Year (%)	Since Inception (%)
Class A	–3.54	3.48 (3/5/14)
Class C	0.32	5.26 (3/5/14)
Class Z	2.33	6.33 (3/5/14)
S&P 500 Index	3.98	7.55
Lipper Equity Income Funds Average	3.13	4.96

Average Annual Total Returns (With Sales Charges) as of 7/31/16
	One Year (%)	Since Inception (%)
Class A	–3.89	4.24 (3/5/14)
Class C	–0.15	5.93 (3/5/14)
Class Z	1.95	7.00 (3/5/14)

Average Annual Total Returns (Without Sales Charges) as of 7/31/16
	One Year (%)	Since Inception (%)
Class A	1.70	6.72 (3/5/14)
Class C	0.85	5.93 (3/5/14)
Class Z	1.95	7.00 (3/5/14)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 5, 2014) and the account values at the end of the current fiscal year (July 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Rising Dividend Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Equity Income Funds Average—The Lipper Equity Income Funds Average (Lipper Average) is based on the return of all mutual funds in the Lipper Equity Income Funds category and does not include the effect of any sales charges or taxes payable by an investor. Funds in the Lipper Average seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Five Largest Holdings expressed as a percentage of net assets as of 7/31/16 (%)
Cisco Systems, Inc.	3.4
Bristol-Meyers Squibb Co.	3.2
CyrusOne, Inc.	3.1
McDonald’s Corp.	2.8
Microsoft Corp.	2.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/16 (%)
Oil, Gas & Consumable Fuels	11.9
Pharmaceuticals	6.4
Real Estate Investment Trusts (REITs)	6.2
Banks	6.1
Aerospace & Defense	5.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Rising Dividend Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Rising Dividend Fund’s Class A shares rose 1.70% for the 12 months ended July 31, 2016. Over the same period, the S&P 500 Index (the Index) climbed 5.60%, and the Lipper Equity Income Funds Average gained 5.20%.

In the Index, all sectors were positive with the exception of financials. Telecommunication services, utilities, and consumer staples were the strongest performing sectors, while financials was the largest decliner, specifically within the banks, capital markets, and insurance industries.

What was the market environment?

•

Numerous factors contributed to market volatility including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on the industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; and “Brexit,” the United Kingdom’s vote to leave the European Union.

•

Investor risk aversion in this volatile global market environment largely deflected focus from company fundamentals over the period. Low-volatility/high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies facing headwinds.

What worked?

•

Stock selection in the oil & gas exploration & production segment, a subindustry of the energy sector, contributed the most to relative return against the Index, while the remaining subindustries within the collective energy sector detracted from the Fund’s overall relative performance. Particularly, an underweight in ConocoPhillips and an overweight in Hess Corporation helped relative performance. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

Allocations to biotechnology and the tobacco industries also helped relative performance. Stock selection and allocations to the health care sector also positively contributed to relative performance, via an underweight in biotechnology and health care providers & services.

•	In financials:

•

CyrusOne is an owner, operator, and developer of enterprise-class, carrier-neutral, multi-tenant data center properties. Shares rose as the company has signed both new and extension leases, as well as having solid margin performance. A historically high backlog and strong industry demand over the past year bode well for shares. Operating as a specialized real estate investment trust (REIT), the company’s data centers are purpose-built facilities, which have access to a range of telecommunications carriers

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and provide mission-critical data center facilities that protect the information technology (IT) infrastructure for its clients.

•	In consumer staples:

•

Phillip Morris International is a holding company engaged in the manufacture and sale of cigarettes, other tobacco products, and other nicotine-containing products in markets outside of the US. Shares of the company have performed well this year, with solid pricing coupled with stronger cigarette volumes as consumers have migrated back to higher-priced brand names. The company’s products are sold in more than 180 markets, which include a range of international and local, premium, mid-price, and low-price brands.

•

Shares of Constellation Brands performed well during the period as strong beer fundamentals, solid pricing contribution, and long-term earnings-per-share (EPS) growth potential all contributed to positive stock price performance. The company is a multi-category supplier (beer, wine, and spirits) of alcoholic beverages in the US.

What didn’t work?

•	In energy, specifically within oil & gas storage & transportation:

•

Units of oil & gas storage & transportation firm Williams Companies fell amid declining oil and natural gas prices, as well as its failed merger with Energy Transfer Equity, during the period. News headlines regarding some of the company’s gas transmission projects and the failed merger, which was highly publicized, contributed to the volatility in the company’s unit price.

Williams Companies is the parent company and general partner (GP) of Williams Partners, which is engaged in the business of gathering, transporting, and processing natural gas and fractionating and storing natural gas liquids. Jennison believes the company, along with its subsidiaries, is a gas behemoth with premier Northeast and Gulf Coast positioning, which should benefit from a rise in needed transportation projects. With its attractive footprint in fast-growing shale basins—the Marcellus, Utica, Eagle Ford, and Permian Basins, Jennison believes Williams will be a principal beneficiary of rising demand for natural gas and natural gas liquids (NGLs).

•

Kinder Morgan fell as oil prices hit record lows during the period, hurting oil and NGL volumes which resulted in investors questioning the company’s leverage and balance sheet health after the company cut its distribution. Since then, it has continued to focus on strengthening its balance sheet and its project backlog, giving investors increased confidence as oil prices recover from record lows. Kinder Morgan is a US-based energy infrastructure company, which owns an interest in or operates approximately 80,000 miles of pipelines and 180 terminals. Its businesses include natural gas pipelines, products pipelines, CO2, terminals, and Kinder Morgan Canada.

Prudential Jennison Rising Dividend Fund	9

Strategy and Performance Overview (continued)

•

Columbia Pipeline Group units fell as the broader master limited partnership (MLP) and oil markets sold off with falling oil and natural gas prices during the period. The Texas-based provider of natural gas transportation and storage services primarily focused on the Northeast and eastern seaboard portions of the US. With high-quality gas pipeline and storage assets along the northeast corridor, its ability to move liquid natural gas (LNG) along the eastern seaboard should benefit the company through increased production, as well as the demand for infrastructure assets, such as pipelines and storage facilities, out of the Marcellus & Utica Barins. Additionally, the majority of revenues stem from long-term, fixed contracts which should provide the company the financial flexibility to grow cash flows and distributions, which are similar to dividends, over the coming years.

The percentage figures shown in the tables identify each security’s positive and negative contribution to the Fund’s return:

Top Contributors (%)		Top Detractors (%)
CyrusOne	1.53	Williams Companies	–1.65
Phillip Morris International	0.71	Kinder Morgan	–0.80
Constellation Brands	0.70	Columbia Pipeline Group	–0.54
McDonald’s Corporation	0.67	Citigroup	–0.52
Lockheed Martin Corporation	0.61	Goldman Sachs	–0.48

Current outlook

•

Jennison continues to build the Fund from the bottom up, looking for investment opportunities that can consistently grow their dividends. The key to success for the strategy is finding those companies that can generate high free cash flow that can be returned to investors in the form of a growing dividend. While the portfolio is currently experiencing low, double-digit dividend growth, based on Jennison’s analysis, the portfolio has the potential to average a high single-digit rate of dividend growth over time.

•

Overall, Jennison favors companies that are attractively valued, and for which the investment team is willing to be patient for its investment decision to play out. This should result in lower turnover and lower beta (a measure of risk) relative to the broad market over time.

•

The Fund maintains an allocation to all major sector groups and currently has more exposure in consumer staples and consumer discretionary versus the Index. The Fund’s largest underweight allocation relative to the Index is in information technology, a sector

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Jennison likes, but tends to invest more in bellwether names with established shareholder friendly policies over those companies that are still growing at a rapid pace and holding onto their cash.

•

On the other hand, Jennison remains underweight in health care and energy; within energy, the Fund tends to invest in established integrated oil companies that are viewed as best in class. Also favored are companies with more exposure to energy infrastructure, as well as exploration and production companies (E&Ps) whose growth appears more sustainable from a balance-sheet perspective.

Prudential Jennison Rising Dividend Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2016, at the beginning of the period and held through the six-month period ended July 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund

12	Visit our website at prudentialfunds.com

account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Rising Dividend Fund		Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Annualized Expense Ratio	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,116.50	1.24%	$6.53
	Hypothetical	$1,000.00	$1,018.70	1.24%	$6.22
Class C	Actual	$1,000.00	$1,110.80	1.99%	$10.44
	Hypothetical	$1,000.00	$1,014.97	1.99%	$9.97
Class Z	Actual	$1,000.00	$1,117.60	0.99%	$5.21
	Hypothetical	$1,000.00	$1,019.94	0.99%	$4.97

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Fund’s annual expense ratios for the 12-month period ended July 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	3.38	1.24
C	4.02	1.99
Z	3.08	0.99

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Rising Dividend Fund	13

Portfolio of Investments

as of July 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.1%

COMMON STOCKS

Aerospace & Defense 5.1%
Boeing Co. (The)	537	$71,775
Honeywell International, Inc.	1,707	198,575
Lockheed Martin Corp.	1,050	265,367

		535,717

Banks 6.1%
Bank of America Corp.	5,544	80,333
Citigroup, Inc.	2,715	118,944
JPMorgan Chase & Co.	3,349	214,235
PNC Financial Services Group, Inc. (The)	1,055	87,196
Wells Fargo & Co.	3,068	147,172

		647,880

Beverages 4.4%
Coca-Cola Co. (The)	2,664	116,230
Constellation Brands, Inc. (Class A Stock)	1,353	222,744
PepsiCo, Inc.	1,168	127,219

		466,193

Biotechnology 1.0%
AbbVie, Inc.	1,603	106,167

Capital Markets 1.0%
Goldman Sachs Group, Inc. (The)	691	109,738

Communications Equipment 3.4%
Cisco Systems, Inc.	11,611	354,484

Diversified Telecommunication Services 2.0%
AT&T, Inc.	4,893	211,818

Electric Utilities 2.8%
American Electric Power Co., Inc.	1,411	97,782
PG&E Corp.	3,069	196,232

		294,014

Energy Equipment & Services 1.0%
Schlumberger Ltd.	1,271	102,341

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	15

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	641	$107,188
Wal-Mart Stores, Inc.	1,706	124,487

		231,675

Food Products 2.2%
J.M. Smucker Co. (The)	1,469	226,461

Health Care Equipment & Supplies 1.1%
Abbott Laboratories	2,539	113,620

Hotels, Restaurants & Leisure 3.5%
Carnival Corp.	1,573	73,491
McDonald’s Corp.	2,499	294,007

		367,498

Household Products 1.8%
Procter & Gamble Co. (The)	2,156	184,532

Industrial Conglomerates 2.4%
3M Co.	356	63,496
General Electric Co.	6,120	190,577

		254,073

Insurance 0.5%
American International Group, Inc.	989	53,841

IT Services 4.5%
Accenture PLC (Class A Stock)	1,110	125,219
MasterCard, Inc. (Class A Stock)	1,872	178,290
Visa, Inc. (Class A Stock)	2,224	173,583

		477,092

Life Sciences Tools & Services 2.1%
Thermo Fisher Scientific, Inc.	1,408	223,647

Media 2.8%
Comcast Corp. (Class A Stock)	2,530	170,142
Time Warner, Inc.	1,623	124,403

		294,545

Multi-Utilities 2.0%
Sempra Energy	1,891	211,565

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multiline Retail 1.1%
Dollar General Corp.	1,276	$120,888

Oil, Gas & Consumable Fuels 11.9%
Chevron Corp.	1,480	151,670
Exxon Mobil Corp.	2,467	219,440
Hess Corp.	1,701	91,259
Occidental Petroleum Corp.	2,813	210,215
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	4,397	227,721
SemGroup Corp. (Class A Stock)	1,572	45,525
Suncor Energy, Inc. (Canada)	5,593	150,508
TransCanada Corp. (Canada)	3,334	154,590

		1,250,928

Pharmaceuticals 6.4%
Bristol-Myers Squibb Co.	4,494	336,196
Eli Lilly & Co.	1,094	90,682
Pfizer, Inc.	6,785	250,298

		677,176

Real Estate Investment Trusts (REITs) 6.2%
AvalonBay Communities, Inc.	902	167,456
Crown Castle International Corp.	1,058	102,658
CyrusOne, Inc.	5,990	328,372
QTS Realty Trust, Inc. (Class A Stock)	914	52,326

		650,812

Road & Rail 2.3%
Ryder System, Inc.	1,721	113,414
Union Pacific Corp.	1,417	131,852

		245,266

Semiconductors & Semiconductor Equipment 3.1%
Analog Devices, Inc.	2,447	156,192
Texas Instruments, Inc.	2,456	171,306

		327,498

Software 3.3%
Intuit, Inc.	669	74,252
Microsoft Corp.	4,895	277,449

		351,701

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	17

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail 4.3%
Home Depot, Inc. (The)	1,190	$164,505
Lowe’s Cos., Inc.	1,932	158,965
Ross Stores, Inc.	2,149	132,873

		456,343

Textiles, Apparel & Luxury Goods 2.4%
Coach, Inc.	5,844	251,935

Tobacco 4.4%
Altria Group, Inc.	1,705	115,428
Philip Morris International, Inc.	3,433	344,193

		459,621

Wireless Telecommunication Services 0.8%
Vodafone Group PLC (United Kingdom), ADR	2,891	89,332

TOTAL LONG-TERM INVESTMENTS (cost $9,138,630)		10,348,401

SHORT-TERM INVESTMENT 2.8%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $289,504) (Note 3)(a)	289,504	289,504

TOTAL INVESTMENTS 100.9% (cost $9,428,134) (Note 5)		10,637,905
Liabilities in excess of other assets (0.9)%		(93,377)

NET ASSETS 100.0%		$10,544,528

The following abbreviation is used in the annual report:

ADR—American Depositary Receipt

REITs—Real Estate Investment Trusts

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

18

The following is a summary of the inputs used as of July 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$535,717	$—	$—
Banks	647,880	—	—
Beverages	466,193	—	—
Biotechnology	106,167	—	—
Capital Markets	109,738	—	—
Communications Equipment	354,484	—	—
Diversified Telecommunication Services	211,818	—	—
Electric Utilities	294,014	—	—
Energy Equipment & Services	102,341	—	—
Food & Staples Retailing	231,675	—	—
Food Products	226,461	—	—
Health Care Equipment & Supplies	113,620	—	—
Hotels, Restaurants & Leisure	367,498	—	—
Household Products	184,532	—	—
Industrial Conglomerates	254,073	—	—
Insurance	53,841	—	—
IT Services	477,092	—	—
Life Sciences Tools & Services	223,647	—	—
Media	294,545	—	—
Multi-Utilities	211,565	—	—
Multiline Retail	120,888	—	—
Oil, Gas & Consumable Fuels	1,250,928	—	—
Pharmaceuticals	677,176	—	—
Real Estate Investment Trusts (REITs)	650,812	—	—
Road & Rail	245,266	—	—
Semiconductors & Semiconductor Equipment	327,498	—	—
Software	351,701	—	—
Specialty Retail	456,343	—	—
Textiles, Apparel & Luxury Goods	251,935	—	—
Tobacco	459,621	—	—
Wireless Telecommunication Services	89,332	—	—
Affiliated Mutual Fund	289,504	—	—

Total	$10,637,905	$—	$—

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	19

Portfolio of Investments (continued)

as of July 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2016 were as follows (unaudited):

Oil, Gas & Consumable Fuels	11.9%
Pharmaceuticals	6.4
Real Estate Investment Trusts (REITs)	6.2
Banks	6.1
Aerospace & Defense	5.1
IT Services	4.5
Beverages	4.4
Tobacco	4.4
Specialty Retail	4.3
Hotels, Restaurants & Leisure	3.5
Communications Equipment	3.4
Software	3.3
Semiconductors & Semiconductor Equipment	3.1
Media	2.8
Electric Utilities	2.8
Affiliated Mutual Fund	2.8
Industrial Conglomerates	2.4
Textiles, Apparel & Luxury Goods	2.4
Road & Rail	2.3
Food & Staples Retailing	2.2
Food Products	2.2
Life Sciences Tools & Services	2.1
Diversified Telecommunication Services	2.0
Multi-Utilities	2.0
Household Products	1.8
Multiline Retail	1.1
Health Care Equipment & Supplies	1.1
Capital Markets	1.0
Biotechnology	1.0
Energy Equipment & Services	1.0
Wireless Telecommunication Services	0.8
Insurance	0.5

100.9
Liabilities in excess of other assets	(0.9)

100.0%

See Notes to Financial Statements.

20

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Statement of Assets and Liabilities,

Statement of Operations and

Statement of Changes in Net Assets

ANNUAL REPORT	JULY 31, 2016

Prudential Jennison Rising Dividend Fund

Statement of Assets & Liabilities

as of July 31, 2016

Assets
Investments at value:
Unaffiliated investments (cost $9,138,630)	$10,348,401
Affiliated investments (cost $289,504)	289,504
Dividends receivable	16,028
Due from Manager	15,003
Receivable for Fund shares sold	8,536

Total assets	10,677,472

Liabilities
Accrued expenses and other liabilities	65,418
Payable for investments purchased	63,393
Payable for Fund shares reacquired	2,040
Distribution fee payable	1,723
Affiliated transfer agent fee payable	370

Total liabilities	132,944

Net Assets	$10,544,528

Net assets were comprised of:
Shares of beneficial interest, at par	$927
Paid-in capital in excess of par	9,599,143

9,600,070
Undistributed net investment income	6,545
Accumulated net realized gain (loss) on investment transactions	(271,858)
Net unrealized appreciation (depreciation) on investments	1,209,771

Net assets, July 31, 2016	$10,544,528

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share, ($2,784,858 ÷ 245,032 shares of beneficial interest issued and outstanding)	$11.37
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price to public	$12.03

Class C
Net asset value, offering price and redemption price per share, ($1,410,601 ÷ 124,150 shares of beneficial interest issued and outstanding)	$11.36

Class Z
Net asset value, offering price and redemption price per share, ($6,349,069 ÷ 558,066 shares of beneficial interest issued and outstanding)	$11.38

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	23

Statement of Operations

Year Ended July 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $743)	$221,577
Affiliated dividend income	923

Total income	222,500

Expenses
Management fee	69,176
Distribution fee—Class A	5,493
Distribution fee—Class C	11,599
Registration fees	54,000
Custodian and accounting fees	45,000
Audit fee	23,000
Shareholders’ reports	22,000
Legal fees and expenses	20,000
Transfer agent’s fees and expenses (including affiliated expense of $1,900)	15,000
Trustees’ fees	10,000
Insurance expenses	1,000
Miscellaneous	14,785

Total expenses	291,053
Less: Management fee waiver and/or expense reimbursement	(185,597)
Distribution fee waiver—Class A	(915)

Net expenses	104,541

Net investment income (loss)	117,959

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	(252,084)
Net change in unrealized appreciation (depreciation) on investments	436,905

Net gain (loss) on investment transactions	184,821

Net Increase (Decrease) In Net Assets Resulting From Operations	$302,780

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended July 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$117,959	$88,589
Net realized gain (loss) on investment transactions	(252,084)	(18,334)
Net change in unrealized appreciation (depreciation) on investments	436,905	621,035

Net increase (decrease) in net assets resulting from operations	302,780	691,290

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(23,924)	(9,046)
Class C	(7,104)	(610)
Class Z	(87,951)	(77,328)

	(118,979)	(86,984)

Distributions from net realized gains:
Class A	—	(2,545)
Class C	—	(442)
Class Z	—	(17,848)

	—	(20,835)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	3,621,439	1,988,872
Net asset value of shares issued in reinvestment of dividends and distributions	118,864	107,323
Cost of shares reacquired	(1,080,035)	(694,730)

Net increase (decrease) in net assets from Fund share transactions	2,660,268	1,401,465

Total increase (decrease)	2,844,069	1,984,936

Net Assets:
Beginning of year	7,700,459	5,715,523

End of year(a)	$10,544,528	$7,700,459

(a) Includes undistributed net investment income of:	$6,545	$7,648

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 5 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”), which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Prudential Jennison Conservative Growth Fund and Prudential Jennison Rising Dividend Fund. These financial statements relate to Prudential Jennison Rising Dividend Fund (the “Fund”). The financial statements of the other fund are not presented herein.

The Fund’s investment objectives are capital appreciation and income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Fund consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

26

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which can be applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure of the probability of a relationship between a given equity security and the factors used in the models. If the confidence level is not met or the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a

Prudential Jennison Rising Dividend Fund	27

Notes to Financial Statements (continued)

security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

28

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

REITs: The Fund invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions are disclosed by the REITs.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends and interest and foreign capital gains tax are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services for the Fund and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that

Prudential Jennison Rising Dividend Fund	29

Notes to Financial Statements (continued)

Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..775% of the Fund’s average daily net assets. PI has contractually agreed through November 30, 2017 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, taxes, interest, brokerage, extraordinary and certain other expenses) of each class of shares of the Fund to .99% of the Fund’s average daily net assets. This waiver may not be terminated prior to November 30, 2017 without the prior approval of the Fund’s Board of Trustees. The management fee waiver and/or expense reimbursement exceeded the management fee for the year ended July 31, 2016 due to expense limitations described above.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to Class A and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through November 30, 2017 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of the Class A shares. This waiver may not be terminated prior to November 30, 2017 without the prior approval of the Fund’s Board of Trustees.

PIMS has advised the Fund that it received $24,047 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2016, there were no contingent deferred sales charges imposed.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

30

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended July 31, 2016, were $7,046,895 and $4,503,802, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain (loss) on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investment transactions. For the year ended July 31, 2016, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $83 due to foreign currency transactions. Net realized gain (loss) on investments, net investment income and net assets were not affected by this change.

For the years ended July 31, 2016 and July 31, 2015, the tax character of dividends paid by the Fund was $118,979 and $107,819 of ordinary income, respectively.

As of July 31, 2016, the accumulated undistributed earnings on a tax basis was $6,545 of ordinary income.

Prudential Jennison Rising Dividend Fund	31

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$9,436,885	$1,303,684	$(102,664)	$1,201,020

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

For federal income purposes, the Fund had a capital loss carryforward as of July 31, 2016 of approximately $9,000 which can be carried forward for an unlimited period. The Fund utilized approximately $7,000 of its capital loss carryforward in the fiscal year ending July 31, 2016. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat post-October capital losses of approximately $255,000 as having been incurred in the following fiscal year (July 31, 2017).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C, and Class Z shares. Class A shares are sold with a maximum front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% for shares redeemed within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

32

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

There is an unlimited number of shares of beneficial interest at $.001 par value per share.

As of July 31, 2016, Prudential owned 1,011 and 518,227 Class C and Z shares of the Fund, respectively. In addition, five shareholders of record held 86% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A†	Shares	Amount
Year ended July 31, 2016:
Shares sold	186,585	$1,987,505
Shares issued in reinvestment of dividends	2,229	23,809
Shares reacquired	(35,588)	(373,469)

Net increase (decrease) in shares outstanding before conversion	153,226	1,637,845
Shares reacquired upon conversion into other share class(es)	(4,168)	(42,362)

Net increase (decrease) in shares outstanding	149,058	$1,595,483

Year ended July 31, 2015:
Shares sold	91,778	$1,006,173
Shares issued in reinvestment of dividends and distributions	999	11,111
Shares reacquired	(30,500)	(331,573)

Net increase (decrease) in shares outstanding before conversion	62,277	685,711
Shares reacquired upon conversion into other share class(es)	(3,389)	(37,845)

Net increase (decrease) in shares outstanding	58,888	$647,866

Class C
Year ended July 31, 2016:
Shares sold	138,100	$1,488,575
Shares issued in reinvestment of dividends	664	7,104
Shares reacquired	(46,866)	(503,286)

Net increase (decrease) in shares outstanding before conversion	91,898	992,393
Shares reacquired upon conversion into other share class(es)	(5,139)	(54,677)

Net increase (decrease) in shares outstanding	86,759	$937,716

Year ended July 31, 2015:
Shares sold	35,322	$390,015
Shares issued in reinvestment of dividends and distributions	93	1,037
Shares reacquired	(1,221)	(13,434)

Net increase (decrease) in shares outstanding	34,194	$377,618

Prudential Jennison Rising Dividend Fund	33

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended July 31, 2016:
Shares sold	13,610	$145,359
Shares issued in reinvestment of dividends	8,256	87,951
Shares reacquired	(19,201)	(203,280)

Net increase (decrease) in shares outstanding before conversion	2,665	30,030
Shares issued upon conversion from other share class(es)	9,291	97,039

Net increase (decrease) in shares outstanding	11,956	$127,069

Year ended July 31, 2015:
Shares sold	53,094	$592,684
Shares issued in reinvestment of dividends and distributions	8,572	95,175
Shares reacquired	(31,096)	(349,723)

Net increase (decrease) in shares outstanding before conversion	30,570	338,136
Shares issued upon conversion from other share class(es)	3,386	37,845

Net increase (decrease) in shares outstanding	33,956	$375,981

†	Includes affiliated redemption of 1,018 shares with a value of $11,037 for Class A shares.

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended July 31, 2016.

8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

34

Financial Highlights

Class A Shares
	Year Ended July 31, 2016(c)	Year Ended July 31, 2015	March 5, 2014(b) through July 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.33	$10.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.13	.10	.04
Net realized and unrealized gain (loss) on investments	.04	1.03	.33
Total from investment operations	.17	1.13	.37
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.11)	(.03)
Distributions from net realized gains on investments	-	(.03)	-
Total dividends and distributions	(.13)	(.14)	(.03)
Net Asset Value, end of period	$11.37	$11.33	$10.34
Total Return(a):	1.61%	11.03%	3.66%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,785	$1,087	$383
Average net assets (000)	$1,831	$822	$192
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.24%	1.24%	1.24%	(e)
Expenses before waivers and/or expense reimbursement	3.38%	3.54%	8.18%	(e)
Net investment income (loss)	1.24%	1.09%	.85%	(e)
Portfolio turnover rate	51%	45%	9%	(f)

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	35

Financial Highlights (continued)

Class C Shares
	Year Ended July 31, 2016(c)	Year Ended July 31, 2015	March 5, 2014(b) through July 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.32	$10.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.06	.02	-	(g)
Net realized and unrealized gain (loss) on investments	.03	1.03	.33
Total from investment operations	.09	1.05	.33
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.03)	-	(g)
Distributions from net realized gains on investments	-	(.03)	-
Total dividends and distributions	(.05)	(.06)	-	(g)
Net Asset Value, end of period	$11.36	$11.32	$10.33
Total Return(a):	.85%	10.23%	3.35%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,411	$423	$33
Average net assets (000)	$1,160	$188	$16
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.99%	1.99%	1.99%	(e)
Expenses before waivers and/or expense reimbursement	4.02%	4.16%	8.95%	(e)
Net investment income (loss)	.56%	.32%	.08%	(e)
Portfolio turnover rate	51%	45%	9%	(f)

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	Less than $.005.

See Notes to Financial Statements.

36

Class Z Shares
	Year Ended July 31, 2016(c)	Year Ended July 31, 2015	March 5, 2014(b) through July 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.33	$10.35	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.16	.14	.05
Net realized and unrealized gain (loss) on investments	.05	1.01	.33
Total from investment operations	.21	1.15	.38
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.14)	(.03)
Distributions from net realized gains on investments	-	(.03)	-
Total dividends and distributions	(.16)	(.17)	(.03)
Net Asset Value, end of period	$11.38	$11.33	$10.35
Total Return(a):	1.95%	11.19%	3.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,349	$6,190	$5,299
Average net assets (000)	$5,935	$5,953	$5,133
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.99%	.99%	.99%	(e)
Expenses before waivers and/or expense reimbursement	3.08%	3.31%	8.04%	(e)
Net investment income (loss)	1.49%	1.33%	1.09%	(e)
Portfolio turnover rate	51%	45%	9%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	37

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolio 5 - Prudential Jennison Rising Dividend Fund:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Rising Dividend Fund, a series of Prudential Investment Portfolio 5 (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period March 5, 2014 (commencement of operations) to July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2016

38

Tax Information (unaudited)

For the year ended July 31, 2016, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Rising Dividend Fund	100.00%	100.00%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2016.

Prudential Jennison Rising Dividend Fund	39

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Rising Dividend Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Rising Dividend Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Rising Dividend Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison Rising Dividend Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Jennison Rising Dividend Fund is a series of Prudential Investment Portfolios 5.

Prudential Jennison Rising Dividend Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison, as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Rising Dividend Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Equity Income Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board considered that, although the Fund underperformed its benchmark over the one-year period, it outperformed its Peer Universe median during that period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•	The Board and PI agreed to continue the Fund’s existing expense cap of 0.99% (exclusive of 12b-1 and certain other fees) through November 30, 2016.
•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Rising Dividend Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Rising Dividend Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON RISING DIVIDEND FUND

SHARE CLASS	A	C	Z
NASDAQ	PJDAX	PJDCX	PJDZX
CUSIP	74440V823	74440V815	74440V799

MF220E    0296568-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2016 and July 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $50,407 and $44,880, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2016 and July 31, 2015: none.

(c) Tax Fees

For the fiscal years ended July 31, 2016 and July 31, 2015: none.

(d) All Other Fees

For the fiscal years ended July 31, 2016 and July 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000.

Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended July 31, 2016 and July 31, 2015: not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2016 and July 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 5

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	September 19, 2016